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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): April 14, 2005

                               Toys "R" Us, Inc.
              (Exact name of Registrant as Specified in Charter)


          Delaware                     1-11609                22-3260693
(State or other Jurisdiction       (Commission File        (I.R.S. Employer
     of Incorporation or               Number)              Identification
        Organization)                                           Number)

                               One Geoffrey Way
                            Wayne, New Jersey 07470
                   (Address of principal executive offices)

    Registrant's telephone number, including area code (973) 617-3500


                                Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 8.01. OTHER EVENTS

     On April 14, 2005, Toys "R" Us, Inc. issued a press release announcing that it had filed a Form 12b-25 with the Securities and Exchange Commission to obtain up to a 15-day extension of the due date for its Annual Report on Form 10-K for the fiscal year ended January 29, 2005. Toys "R" Us, Inc. also announced that at this time it expects, due solely to the restatement related to its accounting practices for leases and leasehold improvements, to report a material weakness in its internal control over financial reporting in its Annual Report on Form 10-K for the fiscal year ended January 29, 2005. In the press release Toys "R" Us, Inc. also stated that it continues to expect that its previously announced proposed merger will occur by July 2005. A copy of the press release is furnished as Exhibit 99.1.

     In connection with the proposed merger, Toys "R" Us will prepare a proxy statement for the stockholders of Toys "R" Us to be filed with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, TOYS "R" US' STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER CAREFULLY IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The proxy will be available free of charge at the SEC's website, www.sec.gov, and stockholders of Toys R" Us will also be able to obtain the proxy statement free of charge by directing their requests to Toys "R" Us, Inc., One Geoffrey Way, Wayne, New Jersey 07470, Attention: Investor Relations. Toys "R" Us and its directors and executive officers may be deemed to participate in the solicitation of proxies in respect of the proposed merger. Information regarding Toys "R" Us' directors and executive officers is available in Toys "R" Us' proxy statements and Annual Reports on Form 10-K, as well as Toys "R" Us' Current Reports on Form 8-K filed on March 22, 2005, February 14, 2005, December 28, 2004, November 3, 2004 and September 24, 2004, in each case previously filed with the Securities and Exchange Commission, and in the proxy statement relating to the merger when it becomes available.

ITEM 9.01  EXHIBITS

(c)      Exhibits

Exhibit No.   Exhibit Description
-----------   -------------------
99.1          Press Release dated April 14, 2005


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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of l934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          TOYS "R" US, INC.
                                          (Registrant)

Date:  April 14, 2005                 By: /s/   Raymond L. Arthur
                                          ------------------------------------
                                          Name:  Raymond L. Arthur
                                          Title: Executive Vice President-
                                                 Chief Financial Officer
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                                                     Exhibit Index


Exhibit No.                         Description

99.1              Press Release dated April 14, 2005